Exhibit 32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark A. Miller, President and Chief Executive Officer of New Horizons Worldwide, Inc. (the “Company”), hereby certify, to my knowledge, that:

(1) The Company’s report on Form 10-Q for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Miller
Name: Mark A. Miller
Title: President and Chief Executive Officer

November 13, 2007